EXHIBIT 99.4

                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT
                               (this "Agreement")
                                    ---------

                          dated as of December 14, 2000

                                     between

                   CAPITAL AUTO RECEIVABLES ASSET TRUST 2000-2
                                  (the "Trust")
                                      -----

                                       and

                        DEUTSCHE BANK AG, NEW YORK BRANCH
                              (the "Counterparty")
                                  ------------

Part 1. Termination Provisions

     (a) "Specified Entity" means in relation to the Counterparty for the purpose of:

                      Section 5(a)(v), none
                      Section 5(a)(vi), none
                      Section 5(a)(vii), none
                      Section 5(b), none

     and in relation to the Trust for the purpose of:

                      Section 5(a)(v), none
                      Section 5(a)(vi), none
                      Section 5(a)(vii), none
                      Section 5(b), none

     (b) [Reserved.]

     (c) All references to "Potential Events of Default" in this Agreement shall be deleted.



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



     (d) Events of Default.

     (i) The following Events of Default will not apply to the Trust and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

                   Section 5(a)(ii), (Breach of Agreement)
                   Section 5(a)(iii), (Credit Support Default)
                   Section 5(a)(iv), (Misrepresentation)
                   Section 5(a)(v), (Default Under Specified Transaction)
                   Section 5(a)(vi), (Cross Default)

     (ii) The following Events of Default will not apply to the Counterparty and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

                    Section 5(a)(iii), (Credit Support Default)
                    Section 5(a)(v), (Default Under Specified Transaction)
                    Section 5(a)(vi), (Cross Default)

     (iii) It shall be an additional Event of Default under Section 5(a), and the Trust shall be deemed to be the Defaulting Party with respect thereto, if
(x) there occurs an Indenture "Event of Default" under Sections 5.1(a), (b), (c) or (d) of the Indenture and (y) after such Indenture "Event of Default", remedies are commenced with respect to the Collateral under Section 5.4(a)(iv) of the Indenture or any other sale or liquidation of the Collateral occurs under
Article V of the Indenture.

     (iv) It shall be an additional Event of Default under Section 5(a), and the Trust shall be deemed to be the Defaulting Party with respect thereto, if any Trust Document is amended, modified or supplemented, with the consent of the holders of not less than a majority of the outstanding principal balance of the Notes and not less than a majority of the Certificate Balance, in a manner that materially and adversely affects any interest of the Counterparty without the prior written consent of the Counterparty. The procedures for amending the Trust Documents are set forth in Section 9.01 of the Trust Sale and Servicing Agreement, Article IX of the Indenture, Section 7.01 of the Pooling and Servicing Agreement, Section 13 of the Administration Agreement, Article VIII of the Trust Agreement and Section 8 of the Custodian Agreement.

     (e) Termination Events.

     (i) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to the Counterparty or the Trust.


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



     (ii) Section 5(b)(ii) shall hereby be deleted and the following provision shall be inserted in its place:

     Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Swap Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, a party will on the next succeeding Scheduled Payment Date receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)). In such circumstances, (a) if such Tax would constitute an Indemnifiable Tax, then the party making such payment shall be the "Affected Party" or
     (b) if such Tax would not constitute an Indemnifiable Tax, then the party receiving such payment shall be the "Affected Party."

     (iii) Section 5(b)(iii) shall hereby be deleted and the following provision shall be inserted in its place.

     The party (the "recipient") on the next succeeding Scheduled Payment Date will receive a payment from which an amount has been deducted or withheld for or on account of any Tax as a result of either party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity where such action does not constitute an event described in Section 5(a)(viii). In such circumstances,
     (a) the party other than the recipient will be the "Burdened Party" and the "Affected Party" if such Tax would constitute an Indemnifiable Tax or (b) the recipient will be the "Burdened Party" and the "Affected Party" if such Tax would not constitute an Indemnifiable Tax.

     (f) "Early Termination."

          (i) In the event that the Counterparty fails to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by the Counterparty, the Trust shall immediately notify General Motors Acceptance Corporation ("GMAC") of such failure to pay or deliver.

          (ii) Notwithstanding any other provision to the contrary in this Agreement, upon (A) the occurrence of a Designated Event (as defined in the Triparty Contingent Assignment Agreement among the Trust, the Counterparty and GMAC dated as of the date hereof (the "Triparty Agreement"), GMAC shall accede to rights and obligations equivalent to those set out herein in accordance with the terms of the Fallback Swap Agreement (as defined in the Triparty Agreement). If such a Designated Event has occurred, then upon (A) the effectiveness of the Fallback Swap Agreement (as defined in the Triparty Agreement) and (B) the payment by GMAC


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



     in a timely fashion of all Delinquent Payments (as defined in the Triparty Agreement), if any, (x) the Event of Default or Termination Event, if any, constituting such Designated Event shall be deemed to be cured on and as of the date of assignment and (y) no Early Termination Date may be designated as a result of such Designated Event. As of the Assignment Date (as defined in the Triparty Agreement) the Counterparty shall have no further liability hereunder (including in respect of rights, liabilities and duties accrued prior to the Assignment Date). Furthermore, any and all collateral posted by the Counterparty shall be returned to it within three Business Days of the Assignment Date and the Credit Support Document of the Counterparty's Credit Support Provider and any other form of collateral arrangement (including letters of credit, surety bond or other guarantee) provided by or on behalf of the Counterparty shall terminate as of the Assignment Date.

          (iii) Section 6(b) is hereby amended by deleting the heading to such section and replacing it with the following words: "Early Termination Following Termination Event."

          (iv) Section 6(b)(ii) is hereby deleted and the following shall be inserted in its place:

          "(1) If an Illegality, a Tax Event or a Tax Event Upon Merger occurs, if the Counterparty is the Affected Party it will, and if the Trust is the Affected Party it may request the Counterparty to (and the Counterparty upon notice thereof will), use its best efforts (provided that using its best efforts will not require the Counterparty to incur any loss, excluding immaterial, incidental expenses) to transfer prior to the 20th day following the occurrence of such event (the "Transfer Cut-Off Date"), all of its rights and obligations under this Agreement in respect of Affected Transactions to another of its offices or affiliates or third party so that such Termination Event ceases to exist.

          If the Counterparty is not able to make such a transfer it will give notice to the Trust to that effect prior to the Transfer Cut-Off Date.

          Any such transfer under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the Trust, which consent will not be withheld if the Trust's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed and may not be refused if it is pursuant to the Triparty Agreement.

          (2) No transfer or substitution pursuant to this Section 6(b)(ii) shall occur if (x) then the current ratings of the Class A Notes by Moody's or Standard & Poor's would be reduced or adversely affected or
          (y) the position of the Trust would otherwise materially be prejudiced under this Agreement or any Confirmation (it


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



          being understood that it shall be the responsibility of the Trust to verify such matters prior to the occurrence of such transfer or substitution)"

          (v) Section 6(b)(iii) shall hereby be amended by replacing the words "within 30 days" with the words "by the Transfer Cut-Off Date (as defined above)."

          (vi) Section 6(b)(iv) is hereby deleted and the following shall be inserted in its place:


          "Early Termination.

          If a Termination Event has occurred and a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions by the Transfer Cut-Off Date, an Early Termination Date in respect of all outstanding Swap Transactions will occur immediately."

     (g)  Payments on Early Termination.

          (i) "Market  Quotation" and "Second Method" will apply for purposes of
     Section 6(e).

          (ii) The Trust will be obligated to pay interest to the Counterparty on any amounts due and unpaid under Section 6(e) at a rate equal to the USD Floating Rate Option under the Confirmation.

     (h)  "Termination Currency" means United States Dollars.

Part 2. Tax Representations

     (a) Payer Tax Representations. For the purpose of Section 3(e), each of the Counterparty and the Trust makes the following representation:

          It is not required by any applicable law, as modified by the practice, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on
          (i) the accuracy of any representation made by the other party pursuant to Section 3(f); (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document


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



          provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

     (b)  Payee Tax Representations.

          (i) Trust Representation. For the purpose of Section 3(f) of this Agreement, the Trust makes the following representations:

          It is a business trust organized or formed under the laws of the State of Delaware.

          It is (A) a "United States person" as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, or (B) wholly-owned by a "United States person" and disregarded as an entity separate from its owner for U.S. federal tax purposes.

          (ii) Trust and Counterparty Representation. For the purpose of Section 3(f), the Counterparty makes the following representations:

          The Trust and the Counterparty each represent to the other that, in respect of each Specified Transaction which it enters into through an Office or discretionary agent in the United States of America ("U.S."), each payment received or to be received by it under that Specified Transaction will be effectively connected with its conduct of a trade or business in the U.S.

Part 3. Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii), each party agrees to deliver the following documents, as applicable:

     (a)  Tax forms, documents or certificates to be delivered are:


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



Party required to deliver
document                                    Form/Document/Certificate                    Date by which to be delivered
------------------------------------        -----------------------------------          -------------------------------------
Counterparty and Trust                      Any document required or reason              Promptly upon the earlier of (i) rea
                                            ably requested to allow the other            sonable demand by the other party
                                            party to make payments under this            and (ii) learning that the form or
                                            Agreement without any deduction or           document is required.
                                            withholding for or on account of any
                                            Tax or with such deduction or
                                            withholding at a reduced rate.

      (b)  Other documents to be delivered are:

Party required to deliver               Form/Document/                  Date by which to be            Covered by Section 3(d)
------------------------------------    ---------------------------  -------------------------------  ----------------------------

Counterparty and Trust                  Certificate or other docu       At or promptly following                  Yes
                                        ments evidencing the            the execution of this
                                        authority of the party to       Agreement, and, if a
                                        enter into this Agreement       Confirmation so requires it,
                                        and the persons acting on       on or before the date set
                                        behalf of such party.           forth therein.

Counterparty and Trust                  A legal opinion, in the         At or promptly following                   No
                                        form reasonably                 the execution of this
                                        acceptable to the other         Agreement.
                                        party.

Trust                                   The Trust Sale and              At or promptly following                   Yes
                                        Servicing Agreement and         the execution of this
                                        all other documents to be       Agreement.
                                        executed by the Trust as
                                        contemplated thereby.




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



Part 4.                             Miscellaneous

     (a)  Addresses for Notices. For purpose of Section 12(a):

          (i)  Address for notices or communications to the Trust:
                            Address:              Bankers Trust Company
                                                  4 Albany Street, 10th Floor
                                                  New York, NY 10006
                            Attention:            Corporate Trust Department
                            Facsimile No.:                          (212) 250-2500
                            Telephone No.:        (212) 250-6431

                            with a copy to:         General Motors Acceptance Corporation

                            Address:              200 Renaissance Center
                                                  12th Floor
                                                  Detroit, Michigan  48265
                            Attention:            Director - Securitization and Cash Management
                            Facsimile No.:                          (313) 665-6351
                            Telephone No.:                    (313) 665-6274
                            Telex No.:            425543
                            Answerback:           GM COMM DET

          (ii) Address for notices or communications to the Counterparty:

                            Address:              Deutsche Bank AG, New York Branch
                                                  31 West 52nd Street
                                                  New York, New York  10019
                            Attention:            Swap Group
                            Facsimile No.:                          (212) 469-4654
                            Telephone No.:                    (212) 469-4338
                            Telex:                429166
                            Answerback:           DEUTNYK


     (b)  Notices.


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          (i)  Section  12(a) is amended by adding in the  fourth  line  thereof after the phrase "Part 4 of the Schedule" the words, "; provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received from the party to whom the telex is sent."

          (ii) Section 12(a)(iv) of this Agreement shall be deleted in its entirety and replaced with the following:

               "(iv)if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted, provided, however, it is understood that, if feasible, a party shall first attempt to send notice by overnight couriers, telex or facsimile before attempting to send notice by certified or registered mail; or,"

     (c)  Process Agent. For the purpose of Section 13(c) of this Agreement:

               The Counterparty appoints as its Process Agent: Not Applicable.

               The Trust appoints as its Process Agent: Not Applicable.

     (d)  Multibranch Party. For the purpose of Section 10:

               The Counterparty is not a Multibranch Party.

               The Trust is not a Multibranch Party.

     (e) "Calculation Agent" means, unless otherwise designated by a Confirmation for a particular Swap Transaction, General Motors Acceptance
Corporation. All calculations by the Calculation Agent shall be made in good faith and through the exercise of the Calculation Agent's commercially reasonable judgment. All such calculations shall be final and binding upon the Counterparty and the Trust absent manifest error. Upon the request of the Counterparty, the Trust shall provide the Counterparty with such information as is reasonably necessary to enable the Counterparty to confirm the accuracy of such calculations.

     (f)  Credit Support Document. Details of any Credit Support Document:

          The Counterparty: Not applicable.



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



          The Trust: Not applicable.

     (g) GOVERNING LAW; JURISDICTION. THIS AGREEMENT AND EACH CONFIRMATION WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CHOICE OF LAW DOCTRINE.

     (h) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement.

     (i) Netting of Payments. Section 2(c) will apply to any amounts payable with respect to Swap Transactions from the date of this Agreement.

Part 5. Other Provisions

     (a) ISDA Definitions: Except as otherwise defined in this Schedule or a Confirmation, this Agreement and each Swap Transaction are subject to the 1991 ISDA Definitions as supplemented by the 1998 Supplement to the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc., the "Definitions"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendments to the Definitions subsequent to the date hereof. The provisions of the Definitions are incorporated by reference in, and shall be deemed a part of, this Agreement and each Confirmation, as if set forth in full in this Agreement or that Confirmation. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Agreement, such Confirmation will prevail for the purpose of the relevant Swap Transaction.

     (b) Other Swaps. The Trust agrees that it has not and will not enter into any other swap transactions which provide for payments upon termination that are senior to or pari passu with any payment due under any Confirmation.

     (c) Litigation Representation. Each instance of the words "or any of its Affiliates" shall be deleted from Section 3(c).

     (d) Gross-Up; Liability. Neither the Counterparty nor the Trust will in any circumstance be required to pay additional amounts in respect of any Indemnifiable Tax or be under any obligation to pay to the other any amount in respect of any liability of such other for or on account of any Tax and, accordingly, Section 2(d)(i)(4) and Section 2(d)(ii) of this Agreement shall not apply.



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



     (e) Transfer. Section 7 is hereby amended by adding the following provision: "provided however, that, the Counterparty may make such a transfer to another of its affiliates, offices, or branches, on ten Business Days' prior written notice to the Trust, provided that:

          (i) the Counterparty delivers an opinion of independent counsel of recognized standing, in form and substance reasonably satisfactory to the Indenture Trustee and the Servicer, confirming that as of the date of such transfer the transferee will not, as a result of such transfer, be required to withhold or deduct on account of Tax under this Agreement; and

          (ii) such transfer will not cause the occurrence of an Event of Default or a Termination Event under this Agreement.

          Notwithstanding the foregoing, prior written notice of transfer shall not be required with respect to a transfer under Section 6(b)(ii).

     (f) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

               (g) It is an "eligible swap participant" under, and as defined in, 17 C.F.R.ss.35.1(b)(2) and was not formed solely for the purposes of constituting an "eligible swap participant."

               (h) It has entered into this Agreement (including each Swap Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

               (i) It is entering into this Agreement, each Swap Transaction and any other documentation relating to this Agreement or any Swap Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

     (g) Amendments. Section 9(b) of this Agreement is hereby amended by adding the following:

               ; provided, however, that all such amendments, modifications or waivers shall require the written affirmation of each of Standard & Poor's Ratings Services and Moody's Investors Service, who are then rating any securities issued by the Trust that such amendments, modifications or waivers shall not adversely affect the then-current ratings of the Class A Notes or the Variable Pay Revolving Notes.

     (h) Confirmations. Each Confirmation supplements, forms part of, and will be read and construed as one with this Agreement.

     (i) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Swap Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Swap Transaction):

          (i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Swap Transaction and as to whether that Swap Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the Counterparty's investment advice or as a recommendation to enter into that Swap Transaction; it being understood that information and explanations related to the terms and conditions of a Swap Transaction shall not be considered investment advice or a recommendation to enter into that Swap Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Swap Transaction.

          (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Swap Transaction.

          (iii) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Swap Transaction.

     (j) Capitalized Terms. Each capitalized term used in this Agreement and not defined in this Agreement, the Confirmation or the Definitions shall have the meaning given such term in Appendix A to the Trust Sale and Servicing Agreement, dated as of December 14, 2000, among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc., as Seller, and Capital Auto Receivables Asset Trust 2000-2, as Issuer (as amended, modified or supplemented from time to time in accordance with its terms). To the extent that a capitalized term in this Agreement is defined by reference to a related definition contained in the Trust Sale and Servicing Agreement, the Indenture, the Pooling and Servicing Agreement, the Swap Counterparty Rights Agreement, the Administration Agreement, the Trust Agreement and the Custodian Agreement (the "Trust Documents"), for purposes of this Agreement only, such capitalized term shall be deemed to be amended only if the amendment of the term in a Trust Document relating to such capitalized term occurs with the prior written consent of the Counterparty.

     (k) No Set-Off. Without affecting the provisions of this Agreement requiring the calculation of certain net payment amounts, all payments under this Agreement will be made without set-off or counterclaims.

     (l) Liability to Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Bankers Trust (Delaware), not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Bankers Trust (Delaware) but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall Bankers Trust (Delaware) be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or the other Basic Documents. For all purposes of this Agreement, in the performance of any duties or obligations of the Trust or the Owner Trustee hereunder, the Owner Trustee shall be entitled to the benefits of the terms and provisions of the Trust Agreement.

     (m) Default Interest; Other Amounts. Section 2(e) is hereby amended by adding the following at the end of the first sentence thereof:

          "provided, however, that this Section 2(e) shall not apply to Counterparty or Trust if and to the extent failure to pay is caused solely by such party being required to withhold or deduct an amount of any Tax as set out in Section 2(d)(i)."

     (n) Severability. In the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions in the Agreement shall not in any way be affected or impaired. In the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable, the parties will negotiate in good faith to replace the invalid, illegal or unenforceable provisions with valid provisions which will, as nearly as possible, give the originally intended legal and economic effect of the invalid, illegal or unenforceable provisions.


                               * * * * * * * * * *

                  IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.


                                       DEUTSCHE BANK AG, NEW YORK
                                       BRANCH


                                       By:
                                       -------------------------------
                                       Name:
                                       Title:


                                       DEUTSCHE BANK AG, NEW YORK
                                       BRANCH


                                       By:
                                       -------------------------------
                                       Name:
                                       Title:



                                       CAPITAL AUTO RECEIVABLES ASSET
                                       TRUST 2000-2

                                       By: BANKERS TRUST (DELAWARE),
                                       not in its individual capacity but solely
                                       as Owner Trustee on behalf of the
                                       Trust,

                                       By:    CHARLES C. GREITER
                                       _____________________________
                                       Name:  Charles C. Greiter
                                       Title: Attorney-in-Fact



                                     - 15 -